STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 610255	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income:
Net investment income from interest in DuPont Specialty Products and Related Co Savings Plan Master Trust	$ 441,215,140
Net appreciation in fair value of investments	14,944,431
Dividend income	5,312,787
Net investment income	461,472,358
Contributions:
Employer’s contributions, net	89,888,074
Participants’ contributions	109,251,013
Rollovers	17,758,179
Total contributions	216,897,266
Interest from notes receivable from participants	3,105,165
Total additions	681,474,789
Deductions:
Benefits paid to participants	640,598,225
Distribution of dividends	20,611
Administrative expenses, net	626,371
Total deductions	641,245,207
Net increase	40,229,582
Net assets available for benefits:
Beginning of year	3,449,667,918
End of year	$ 3,489,897,500